Asset Under Development	9 Months Ended
Sep. 30, 2022
Extractive Industries [Abstract]
Asset under development	ASSET UNDER DEVELOPMENT

(in thousands of $)	September 30, 2022	December 31, 2021
Opening asset under development balance	877,838	658,247
Additions	191,827	178,377
Interest costs capitalized	38,063	41,214
Closing asset under development balance	1,107,728	877,838
Gimi conversion

In February 2019, we entered into a lease and operate agreement with BP Mauritania Investments LTD (“BP”) for the employment of a FLNG, the Gimi, after conversion to an FLNG for a term of 20-years (the “LOA”). In April 2019, we completed the sale of 30% of the total issued ordinary share capital of Gimi MS to First FLNG Holdings. In October 2020, we announced that we had confirmed a revised project schedule with BP which extended the target connection date by 11 months to March 2023. In June 2022, we agreed to a $50 million incentive payment to Keppel Shipyard Limited (“Keppel Shipyard”) for initiatives to safeguard sail away within first half of 2023. The aggregated conversion cost including financing costs is approximately $1.7 billion of which $700 million is funded by the Gimi facility (note 18).
As of September 30, 2022, the estimated timing of the outstanding payments in connection with the Gimi conversion are as follows:

(in thousands of $)
Period ending December 31,
2022 (1)	106,521
2023	353,954
2024	100,624
561,099
(1) For the three months ending December 31, 2022